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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of Earliest Event Reported): September 30, 1998
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                           PREMIER BANCSHARES, INC.
            (Exact name of Registrant as specified in its charter)

        Georgia                           001-12625                        58-1793778
(State or other jurisdiction of      (Commission File No.)      (IRS Employer Identification No.)
incorporation or organization)


                              2180 Atlanta Plaza
                           950 East Paces Ferry Road
                            Atlanta, Georgia 30326
         (Address of principal executive offices, including zip code)
                                (404) 814-3090
             (Registrant's telephone number, including area code)




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ITEM 5.   OTHER EVENTS

          This Form 8-K is being filed to report and file supplemental audited consolidated financial statements of Premier Bancshares, Inc. (the "Company") for the fiscal years ended December 31, 1995, 1996 and 1997 and give retroactive effect to the mergers of the Company with Lanier Bank & Trust Company on June 9, 1998, Button Gwinnett Financial Corporation on July 1, 1998 and The Bank Holding Company on July 2, 1998, which have been accounted for using the pooling of interests accounting method.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               23.1  Consent of Ernst & Young LLP
               23.2  Consent of Mauldin & Jenkins, LLC
               23.3  Consent of Bricker & Melton, P.A.
               99.1  Supplemental Selected Financial Data
               99.2 Supplemental Management's Discussion and Analysis of Financial Condition and Results of Operations for the
                     fiscal years ended December 31, 1995, 1996 and 1997
               99.3  Supplemental Audited Consolidated Financial Statements and
                     Supplementary Data for fiscal years ended December 31,
                     1995, 1996 and 1997
               99.4 Opinions of Mauldin & Jenkins, LLC (Premier Bancshares, Inc. years ended December 31, 1995 and 1996)
               99.5 Opinion of Mauldin & Jenkins, LLC (The Bank Holding Company year ended December 31, 1997)
               99.6 Opinion of Mauldin & Jenkins, LLC (Button Gwinnett Financial Corporation year ended December 31, 1997)
               99.7 Opinion of Bricker & Melton, P.A. (Lanier Bank & Trust Company year ended December 31, 1997)


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PREMIER BANCSHARES, INC.



Date: September 30, 1998                    /s/ Darrell D. Pittard
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                                            Darrell D. Pittard,
                                            Chairman and Chief Executive Officer